UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08797 and 811-09049

Name of Fund: BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock
Master Small Cap Growth Portfolio of BlackRock Master LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Small
Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth
Portfolio of BlackRock Master LLC, 800 Scudders Mill Road, Plainsboro, NJ, 08536.
Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2009

Date of reporting period: 05/31/2009

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Small Cap

Growth Fund II

OF BLACKROCK SERIES, INC.

ANNUAL REPORT | MAY 31, 2009

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009

Dear Shareholder

The past 12 months reveal a tale of two markets — one of investor pessimism and decided weakness, and another of optimism and some nascent signs of recovery. The first half of the year was characterized by the former as the global financial crisis erupted into the worst recession in decades.

Economic data were uniformly poor and daily headlines recounted financial sector casualties, volatile swings in global financial markets, and monu-

mental government actions that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March, however, on the back of new program announcements by the Treasury and Federal Reserve,

as well as better-than-expected economic data, particularly in retail sales, consumer confidence and select areas of the housing market.

Against this backdrop, US equities contended with unprecedented volatility, posting steep declines early, and then recouping those losses — and more —

in the final three months of the reporting period. The experience in international markets was similar to that in the United States, though there was a marked divergence in regional performance. Notably, emerging economies, which lagged most developed regions through the downturn, were among the market leaders during the late-period rally.

In fixed income markets, while risk aversion was a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention and led to a sharp recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valua-

tions, stable retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and

Reinvestment Act of 2009 has also lent support.

All told, results for the major benchmark indices reflected a bifurcated market.
Total Returns as of May 31, 2009	6-month	12-month
US equities (S&P 500 Index)	4.05%	(32.57)%
Small cap US equities (Russell 2000 Index)	7.02	(31.79)
International equities (MSCI Europe, Australasia, Far East Index)	15.10	(36.61)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(2.78)	8.52
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.10	5.36
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.00	3.57
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	36.14	(7.06)
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/

shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). Barclays also notified BlackRock that its Board will recommend the transaction to

Barclays’ shareholders for approval at a special meeting to be held in early August 2009. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create one of the preeminent asset management firms. The transaction is expected to close in the fourth quarter

2009 following approval by Barclays’ shareholders, the receipt of client consents and regulatory approvals, and satisfaction of customary closing conditions.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of May 31, 2009 BlackRock Small Cap Growth Fund II

Portfolio Management Commentary

How did the Fund perform?
•The Fund, through its investment in BlackRock Master Small Cap Growth
Portfolio (the “Portfolio”), underperformed the benchmark Russell 2000
Growth Index for the 12-month period ended May 31, 2009.

What factors influenced performance?
•Weak stock selection in the health care and consumer discretionary sec-
tors detracted from performance relative to the benchmark.

•The health care sector was the biggest disappointment, as equipment
& supplies company ArthroCare Corp. declined by nearly 85% after the company announced a restatement of prior-period financial results. Zoll
Medical Corp., a manufacturer of defibrillator devices, pulled back 45%
on increasing concerns about decreased spending in hospital budgets.
Additionally, the Portfolio’s holding in Wright Medical Group, Inc. dipped more than 40% after slower growth in the company’s artificial knee and hip replacement business.

•Among the detractors in the consumer discretionary sector were RHI
Entertainment, Inc., a made-for-TV movie database provider that dropped
85% on fears of potential bankruptcy, and ticketing service provider
Ticketmaster Entertainment, which fell by more than 80% after the com-
pany indicated slowing revenues ahead of its potential merger with rival
LiveNation.

•Relative performance was positively affected by stock selection within the materials sector, including fertilizer producer Agrium Inc., which gained more than 35% on increased demand and a strong pricing envi-
ronment. Additionally, chemicals company Celanese Corp. surged 38%
on strong financial results for the period. Outside of materials, a notable contribution to relative performance came from coffee distributor Green
Mountain Coffee Roasters, Inc., whose stock jumped by more than 50%
on strong profits from its Keurig coffee machine business and the com-
pany’s announced distribution relationship with Wal-Mart.

Describe recent portfolio activity.
•During the annual period, we slightly increased exposure to the health care sector, although this area remains the Portfolio’s largest under-
weight relative to the benchmark due to its limited holdings in the biotechnology space. We slightly increased exposure to the consumer discretionary sector, adding Dreamworks Animation SKG, Inc. and lululemon athletica, inc., among others.

Describe Fund positioning at period end.
•As of May 31, 2009, the Portfolio’s most significant overweight was the information technology sector. The most significant underweight contin-
ues to be the health care sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example
		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	December 1, 2008	May 31, 2009	During the Period[1]	December 1, 2008	May 31, 2009	During the Period[1]
Institutional	$1,000	$1,155.90	$ 7.82	$1,000	$1,017.75	$ 7.31
Investor A	$1,000	$1,155.60	$ 8.95	$1,000	$1,016.70	$ 8.37
Investor B	$1,000	$1,146.20	$16.47	$1,000	$1,009.65	$15.42
Investor C	$1,000	$1,147.00	$15.35	$1,000	$1,010.70	$14.38
Class R	$1,000	$1,150.40	$11.99	$1,000	$1,013.85	$11.23

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.45% for Institutional, 1.66% for Investor A, 3.07% for Investor B, 2.86% for
Investor C and 2.23% for Class R), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown). Because the
Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2009

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.
2 The Fund invests all of its assets in BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC. The Portfolio invests primarily in a diversified portfolio of equity securities of small cap companies located in the United States that the Manager believes are undervalued or have good prospects for earnings growth.
3 This unmanaged index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 is a registered trademark of the Frank Russell Company.
4 Commencement of operations.

Performance Summary for the Period Ended May 31, 2009
				Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	15.59%	(34.72)%	N/A	1.15%	N/A	2.89%	N/A
Investor A	15.56	(34.82)	(38.24)%	0.91	(0.17)%	2.64	2.07%
Investor B	14.62	(35.76)	(38.65)	(0.06)	(0.37)	1.97	1.97
Investor C	14.70	(35.57)	(36.22)	0.01	0.01	1.77	1.77
Class R	15.04	(35.22)	N/A	0.54	N/A	2.43	N/A
Russell 2000 Growth Index	13.72	(31.55)	N/A	(1.31)	N/A	(1.00)	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
6 The Fund commenced operations on 10/29/99.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2009

About Fund Performance

•Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are no longer available for purchase except through exchanges, dividend rein-
vestments, and for purchase by certain qualified employee benefit plans.

•Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1%
contingent deferred sales charge if redeemed within one year of purchase.

•Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R
Shares are available only to certain retirement plans. Prior to inception,
Class R Share performance results are those of Institutional Shares
(which have no distribution or service fees) restated to reflect Class R
Share fees.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within
30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distri-
bution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distri-
bution fees including 12b-1 fees, and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of
$1,000 invested on December 1, 2008 and held through May 31, 2009)
is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this
Fund and other funds, compare the 5% hypothetical example with the 5%
hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypotheti-
cal table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2009

Statement of Assets and Liabilities	BlackRock Small Cap Growth Fund II
May 31, 2009
Assets
Investment at value — BlackRock Master Small Cap Growth Portfolio (the “Portfolio”) (cost — $388,316,137)	$ 356,614,282
Capital shares sold receivable	464,373
Withdrawals receivable from the Portfolio	288,962
Prepaid expenses	34,878
Total assets	357,402,495
Liabilities
Capital shares redeemed payable	753,335
Transfer agent fees payable	241,923
Distribution fees payable	96,215
Administration fees payable	54,698
Other affiliates payable	10,421
Officer’s and Directors’ fees payable	21
Other accrued expenses payable	32,596
Total liabilities	1,189,209
Net Assets	$ 356,213,286
Net Assets Consist of
Paid-in capital	$ 485,600,666
Undistributed net investment income	76,016
Accumulated net realized loss allocated from the Portfolio	(97,761,541)
Net unrealized appreciation/depreciation allocated from the Portfolio	(31,701,855)
Net Assets	$ 356,213,286
Net Asset Value
Institutional — Based on net assets of $89,346,089 and 9,633,790 shares outstanding, 100 million shares authorized, $0.0001 par value	$ 9.27
Investor A — Based on net assets of $161,557,301 and 17,837,520 shares outstanding, 100 million shares authorized, $0.0001 par value	$ 9.06
Investor B — Based on net assets of $12,196,664 and 1,453,237 shares outstanding, 100 million shares authorized, $0.0001 par value	$ 8.39
Investor C — Based on net assets of $53,668,244 and 6,425,511 shares outstanding, 100 million shares authorized, $0.0001 par value	$ 8.35
Class R — Based on net assets of $39,444,988 and 4,521,217 shares outstanding, 100 million shares authorized, $0.0001 par value	$ 8.72

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009 7

Statement of Operations	BlackRock Small Cap Growth Fund II
Year Ended May 31, 2009
Investment Loss
Net investment loss allocated from the Portfolio:
Dividends	$ 1,235,903
Foreign tax withheld	(549)
Interest	69,022
Securities lending — affiliated	1,205,161
Income — affiliated	1,599
Expenses	(3,029,768)
Total loss	(518,632)
Expenses
Administration	774,354
Service — Investor A	419,478
Service and distribution — Investor B	171,769
Service and distribution — Investor C	632,821
Service and distribution — Class R	168,667
Transfer agent — Institutional	323,726
Transfer agent — Investor A	510,146
Transfer agent — Investor B	145,223
Transfer agent — Investor C	395,316
Transfer agent — Class R	192,786
Printing	94,694
Registration	70,707
Professional	39,210
Officer and Directors	133
Miscellaneous	16,089
Total expenses	3,955,119
Net investment loss	(4,473,751)
Realized and Unrealized Loss Allocated From the Portfolio
Net realized loss from investments	(97,136,788)
Net change in unrealized appreciation/depreciation on investments	(92,607,388)
Total realized and unrealized loss	(189,744,176)
Net Decrease in Net Assets Resulting from Operations	$ (194,217,927)

See Notes to Financial Statements.

8 BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009

Statements of Changes in Net Assets	BlackRock Small Cap Growth Fund II
	Year Ended May 31,
Increase (Decrease) in Net Assets:	2009	2008
Operations
Net investment loss	$ (4,473,751)	$ (5,581,192)
Net realized gain (loss)	(97,136,788)	30,599,653
Net change in unrealized appreciation/depreciation	(92,607,388)	(12,304,369)
Net increase (decrease) in net assets resulting from operations	(194,217,927)	12,714,092
Distributions to Shareholders From
Net realized gain:
Institutional	—	(24,799,659)
Investor A	—	(31,351,738)
Investor B	—	(7,629,805)
Investor C	—	(15,093,297)
Class R	—	(3,909,293)
Tax return of capital:
Institutional	—	(165,528)
Investor A	—	(232,733)
Investor B	—	(43,175)
Investor C	—	(110,892)
Class R	—	(32,423)
Decrease in net assets resulting from distributions to shareholders	—	(83,368,543)
Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(2,749,422)	85,217,124
Redemption Fee
Redemption fee	36,169	5,519
Net Assets
Total increase (decrease) in net assets	(196,931,180)	14,568,192
Beginning of year	553,144,466	538,576,274
End of year	$ 356,213,286	$ 553,144,466
End of year undistributed net investment income	$ 76,016	—

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009 9

Financial Highlights							BlackRock Small Cap Growth Fund II
		Institutional						Investor A
		Year Ended May 31,					Year Ended May 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 14.20	$ 16.26	$ 15.74	$ 12.50	$ 11.23	$ 13.90	$ 15.96	$ 15.51	$ 12.34	$ 11.12
Net investment loss[1]	(0.07)	(0.09)	(0.14)	(0.14)	(0.11)	(0.09)	(0.12)	(0.18)	(0.17)	(0.14)
Net realized and unrealized gain (loss)[2]	(4.86)	0.48	1.95	3.38	1.38	(4.75)	0.46	1.92	3.34	1.36
Net increase (decrease) from investment
operations	(4.93)	0.39	1.81	3.24	1.27	(4.84)	0.34	1.74	3.17	1.22
Distributions from:
Net realized gain	—	(2.43)	(1.29)	—	—	—	(2.38)	(1.29)	—	—
Tax return of capital	—	(0.02)	—	—	—	—	(0.02)	—	—	—
Total distributions	—	(2.45)	(1.29)	—	—	—	(2.40)	(1.29)	—	—
Net asset value, end of year	$ 9.27	$ 14.20	$ 16.26	$ 15.74	$ 12.50	$ 9.06	$ 13.90	$ 15.96	$ 15.51	$ 12.34
Total Investment Return[3]
Based on net asset value	(34.72)%[4]	2.88%	12.50%	25.92%	11.31%	(34.82)%[4]	2.57%	12.23%	25.69%	10.97%
Ratios to Average Net Assets[5]
Total expenses	1.35%	1.25%	1.28%	1.22%	1.25%	1.59%	1.51%	1.54%	1.47%	1.50%
Net investment loss	(0.69)%	(0.59)%	(0.93)%	(0.93)%	(0.95)%	(0.95)%	(0.83)%	(1.18)%	(1.18)%	(1.20)%
Supplemental Data
Net assets, end of year (000)	$ 89,346	$157,805	$162,580	$167,907	$125,301	$161,557	$232,600	$194,561	$154,179	$114,558
Portfolio turnover of the Portfolio	75%	70%	115%	101%	129%	75%	70%	115%	101%	129%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Total investment returns exclude the effects of any sales charges.
4 Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
5 Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment loss.

See Notes to Financial Statements.

10 BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009

Financial Highlights (continued)							BlackRock Small Cap Growth Fund II
			Investor B					Investor C
		Year Ended May 31,					Year Ended May 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 13.06	$ 15.01	$ 14.78	$ 11.85	$ 10.77	$ 12.96	$ 14.99	$ 14.76	$ 11.84	$ 10.75
Net investment loss[1]	(0.21)	(0.26)	(0.28)	(0.27)	(0.23)	(0.18)	(0.24)	(0.28)	(0.28)	(0.23)
Net realized and unrealized gain (loss)[2]	(4.46)	0.45	1.80	3.20	1.31	(4.43)	0.43	1.80	3.20	1.32
Net increase (decrease) from investment
operations	(4.67)	0.19	1.52	2.93	1.08	(4.61)	0.19	1.52	2.92	1.09
Distributions from:
Net realized gain	—	(2.12)	(1.29)	—	—	—	(2.20)	(1.29)	—	—
Tax return of capital	—	(0.02)	—	—	—	—	(0.02)	—	—	—
Total distributions	—	(2.14)	(1.29)	—	—	—	(2.22)	(1.29)	—	—
Net asset value, end of year	$ 8.39	$ 13.06	$ 15.01	$ 14.78	$ 11.85	$ 8.35	$ 12.96	$ 14.99	$ 14.76	$ 11.84
Total Investment Return[3]
Based on net asset value	(35.76)%[4]	1.61%	11.29%	24.73%	10.03%	(35.57)%[4]	1.63%	11.31%	24.66%	10.14%
Ratios to Average Net Assets[5]
Total expenses	2.88%	2.49%	2.35%	2.25%	2.28%	2.66%	2.43%	2.36%	2.27%	2.30%
Net investment loss	(2.22)%	(1.89)%	(1.99)%	(1.96)%	(1.98)%	(2.01)%	(1.77)%	(2.01)%	(1.98)%	(1.99)%
Supplemental Data
Net assets, end of year (000)	$ 12,197	$ 29,045	$ 60,086	$ 72,350	$ 62,827	$ 53,668	$ 96,449	$ 99,938	$ 75,678	$ 43,839
Portfolio turnover of the Portfolio	75%	70%	115%	101%	129%	75%	70%	115%	101%	129%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Total investment returns exclude the effects of sales charges.
4 Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
5 Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment loss.

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009 11

Financial Highlights (concluded)			BlackRock Small Cap Growth Fund II
			Class R
		Year Ended May 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 13.46	$ 15.54	$ 15.18	$ 12.11	$ 10.94
Net investment loss[1]	(0.14)	(0.17)	(0.22)	(0.21)	(0.17)
Net realized and unrealized gain (loss)[2]	(4.60)	0.44	1.87	3.28	1.34
Net increase (decrease) from investment operations	(4.74)	0.27	1.65	3.07	1.17
Distributions from:
Net realized gain	—	(2.33)	(1.29)	—	—
Total return of capital	—	(0.02)	—	—	—
Total distributions	—	(2.35)	(1.29)	—	—
Net asset value, end of year	$ 8.72	$ 13.46	$ 15.54	$ 15.18	$ 12.11
Total Investment Return
Based on net asset value	(35.22)%[3]	2.12%	11.88%	25.35%	10.69%
Ratios to Average Net Assets[4]
Total expenses	2.12%	1.95%	1.86%	1.72%	1.76%
Net investment loss	(1.49)%	(1.26)%	(1.50)%	(1.43)%	(1.44)%
Supplemental Data
Net assets, end of year (000)	$ 39,445	$ 37,245	$ 21,412	$ 11,423	$ 2,457
Portfolio turnover of the Portfolio	75%	70%	115%	101%	129%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
4 Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment loss.

See Notes to Financial Statements.

12 BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009

Notes to Financial Statements BlackRock Small Cap Growth Fund II

1. Organization and Significant Accounting Policies:

BlackRock Small Cap Growth Fund II (the “Fund”) of BlackRock Series,
Inc. (the “Corporation”) is registered under the Investment Company
Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a
Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in BlackRock Master Small Cap Growth
Portfolio (the “Portfolio”) of BlackRock Master LLC (the “Master LLC”),
which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s propor-
tionate interest in the net assets of the Portfolio. The percentage of the
Portfolio owned by the Fund at May 31, 2009 was 100%. The perform-
ance of the Fund is directly affected by the performance of the Portfolio.
The financial statements of the Portfolio, including the Schedule of
Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles gener-
ally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional
Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Investor B Shares of the Fund are no longer avail-
able for purchase except through exchanges, dividend reinvestments, and for purchase by certain qualified employee benefit plans. Class R
Shares are sold only to certain retirement or similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B,
Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and
Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to mat-
ters relating to its shareholder servicing and distribution expenditures
(except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Effective June 1, 2008, the Fund adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value
Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•Level 1 — price quotations in active markets/exchanges for identical securities

•Level 2 — other observable inputs (including, but not limited to:
quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs)

•Level 3 — unobservable inputs based on the best information avail-
able in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used as of May 31, 2009 in determining the fair valuation of the Fund’s investment:

Investment in
Valuation Inputs	the Master LLC
Assets
Level 1	—
Level 2	$356,614,282
Level 3	—
Total	$356,614,282

Investment Transactions and Net Investment Income: Investment trans-
actions in the Portfolio are accounted for on a trade date basis. The
Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment com-
panies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limi-
tations on the Fund’s US federal tax returns remain open for each of the

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2009

Notes to Financial Statements (continued) BlackRock Small Cap Growth Fund II four years ended May 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1,
2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition,
PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Corporation, on behalf of the Fund, has entered into an Administration
Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services
(other than investment advice and related portfolio activities). For such services, the Fund pays a monthly fee at an annual rate of 0.20% of the
Fund’s average daily net assets.

Effective October 1, 2008, the Fund has entered into a Distribution
Agreement and Distribution Plans with BlackRock Investments, LLC
(“BIL”), which replaced FAM Distributors, Inc. (“FAMD”) and BlackRock
Distributors, Inc. and its affiliates (“BDI”) (collectively, the “Distributor”)
as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BIL and BDI are affiliates of BlackRock. The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Corporation in accor-
dance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with the Distributor, broker-dealers, including
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to
Investor A, Investor B, Investor C and Class R shareholders.

For the year ended May 31, 2009, affiliates earned underwriting dis-
counts, direct commissions and dealer concessions on sales of the
Fund’s Investor A Shares which totaled $12,625. This amount includes payments to Merrill Lynch from June 1, 2008 to December 31, 2008, when it was considered an affiliate. Affiliates received contingent deferred sales charges of $8,528 and $10,525 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $687 relating to transac-
tions subject to front-end sales charge waivers on Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective class.
Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other adminis-
trative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended May 31,
2009, the Fund paid $848,198 in return for these services, which are included in transfer agent fees in the Statement of Operations. This amount includes payments to Merrill Lynch from June 1, 2008 to
December 31, 2008, when it was considered an affiliate.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended May 31, 2009, the Fund earned $232, which is included in income — affiliated in the Statement of Operations.

The Administrator maintains a call center, which is responsible for pro-
viding certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instruc-
tions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended May 31, 2009, the Fund reimbursed the Administrator the following amounts for costs incurred running the call center, which are included in transfer agent fees in the Statement of Operations.

14 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2009

Notes to Financial Statements (continued) BlackRock Small Cap Growth Fund II

Call Center
Fees
Institutional	$ 2,270
Investor A	$ 4,286
Investor B	$ 651
Investor C	$ 2,456
Class R	$ 1,126

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Corporation’s Chief Compliance Officer.

3. Income Tax Information:

Reclassification: Accounting principles generally accepted in the United
States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of May 31, 2009 attributable to net operating losses and the classification of settlement proceeds were reclassified to the following:

Paid-in capital	$(4,544,224)
Undistributed net investment income	$ 4,549,767
Accumulated net realized loss allocated from the Portfolio	$ (5,543)

The tax character of distributions paid during the years ended May 31,
2009 and 2008 were as follows:

	5/31/2009	5/31/2008
Ordinary income	—	$27,863,905
Net long-term capital gains	—	54,919,887
Tax return of capital	—	584,751
Total	—	$83,368,543

As of May 31, 2009, the tax components of accumulated losses were as follows:

Capital loss carryforwards	$ (7,466,634)
Net unrealized losses*	(121,920,746)
Total accumulated net losses	$(129,387,380)

* The difference between book-basis and tax-basis net unrealized losses is attrib-
utable primarily to the deferral of post-October capital losses for tax purposes, the tax deferral of losses on wash sales, the timing of income recognition from partnerships and the difference between the book and tax treatment of certain stock lending transactions.

As of May 31, 2009, the Fund had capital loss carryforwards of
$7,466,634 available to offset future realized capital gains that expire on May 31, 2017.

4. Capital Share Transactions:
Transactions in capital shares for each class were as follows:
	Year Ended		Year Ended
	May 31, 2009		May 31, 2008
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	2,564,378	$ 24,815,863	2,111,452	$ 30,348,284
Shares issued to shareholders in reinvestment of distributions	—	—	1,661,011	23,665,501
Total issued	2,564,378	24,815,863	3,772,463	54,013,785
Shares redeemed	(4,042,413)	(38,405,355)	(2,656,417)	(38,134,584)
Net increase (decrease)	(1,478,035)	$ (13,589,492)	1,116,046	$ 15,879,201
Investor A Shares
Shares sold and automatic conversion of shares	6,362,449	$ 59,602,274	5,135,579	$ 73,660,147
Shares issued to shareholders in reinvestment of distributions	—	—	2,219,213	31,029,679
Total issued	6,362,449	59,602,274	7,354,792	104,689,826
Shares redeemed	(5,256,942)	(49,769,353)	(2,815,945)	(39,881,982)
Net increase	1,105,507	$ 9,832,921	4,538,847	$ 64,807,844
Investor B Shares
Shares sold	653,089	$ 5,923,576	794,904	$ 10,794,113
Shares issued to shareholders in reinvestment of distributions	—	—	540,676	7,094,229
Total issued	653,089	5,923,576	1,335,580	17,888,342
Shares redeemed and automatic conversion of shares	(1,424,359)	(12,944,331)	(3,113,203)	(42,495,222)
Net decrease	(771,270)	$ (7,020,755)	(1,777,623)	$ (24,606,880)

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2009

Notes to Financial Statements (concluded)			BlackRock Small Cap Growth Fund II
	Year Ended		Year Ended
	May 31, 2009		May 31, 2008
	Shares	Amount	Shares	Amount
Investor C Shares
Shares sold	1,579,457	$ 13,611,948	1,764,182	$ 23,555,626
Shares issued to shareholders in reinvestment of distributions	—	—	1,098,647	14,374,231
Total issued	1,579,457	13,611,948	2,862,829	37,929,857
Shares redeemed	(2,594,133)	(22,682,086)	(2,089,120)	(27,643,349)
Net increase (decrease)	(1,014,676)	$ (9,070,138)	773,709	$ 10,286,508
Class R Shares
Shares sold	3,238,979	$ 30,484,414	1,998,096	$ 27,208,987
Shares issued to shareholders in reinvestment of distributions	—	—	290,045	3,939,967
Total issued	3,238,979	30,484,414	2,288,141	31,148,954
Shares redeemed	(1,484,706)	(13,386,372)	(899,419)	(12,298,503)
Net increase	1,754,273	$ 17,098,042	1,388,722	$ 18,850,451

There is a 2% redemption fee on shares redeemed (or exchanged) that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

16 BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009

Report of Independent Registered Public Accounting Firm BlackRock Small Cap Growth Fund II

To the Shareholders and Board of Directors
of BlackRock Series, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Small Cap Growth Fund II, one of the portfolios constitut-
ing BlackRock Series, Inc. (the “Fund”), as of May 31, 2009, and the
related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial high-
lights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by man-
agement, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. as of
May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 24, 2009

BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009 17

Portfolio Information		BlackRock Master Small Cap Growth Portfolio
As of May 31, 2009
	Percent of		Percent of
	Long-Term		Long-Term
Ten Largest Holdings	Investments	Sector Allocation	Investments
SkillSoft Plc	4%	Information Technology	32%
CKX, Inc.	3	Health Care	19
Scientific Games Corp. Class A	2	Consumer Discretionary	15
TiVo, Inc.	2	Industrials	15
i2 Technologies, Inc.	2	Energy	7
ExlService Holdings, Inc.	2	Financials	7
SonicWALL, Inc.	2	Materials	3
Mednax, Inc.	2	Consumer Staples	2
Forrester Research, Inc.	2	For Portfolio compliance purposes, the Portfolio’s sector classifications refer to
BE Aerospace, Inc.	2	any one or more of the sector sub-classifications used by one or more widely
		recognized market indexes, and/or as defined by Portfolio management. This
		definition may not apply for purposes of this report, which may combine sector
		sub-classifications for reporting ease. These sector classifications are unaudited.

18 BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009

Schedule of Investments May 31, 2009 BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 4.1%
Argon ST, Inc. (a)	182,052	$ 3,772,118
BE Aerospace, Inc. (a)	402,700	5,992,176
Hexcel Corp. (a)	282,700	3,022,063
TransDigm Group, Inc. (a)	47,800	1,874,716
		14,661,073
Air Freight & Logistics — 0.5%
Forward Air Corp.	93,100	1,984,892
Biotechnology — 2.4%
Acorda Therapeutics, Inc. (a)	87,300	2,155,437
Alkermes, Inc. (a)	194,100	1,579,974
Celera Corp. (a)	199,900	1,513,243
Martek Biosciences Corp.	149,800	3,174,262
		8,422,916
Building Products — 0.9%
Griffon Corp. (a)	351,067	3,401,839
Capital Markets — 1.4%
Knight Capital Group, Inc. Class A (a)	126,100	2,170,181
RiskMetrics Group, Inc. (a)	167,291	2,688,366
		4,858,547
Chemicals — 2.0%
Celanese Corp. Series A	78,500	1,610,035
Intrepid Potash, Inc. (a)(b)	167,800	5,470,280
		7,080,315
Commercial Banks — 1.4%
PrivateBancorp, Inc.	74,800	1,498,244
Signature Bank (a)	135,500	3,665,275
		5,163,519
Commercial Services & Supplies — 2.8%
Clean Harbors, Inc. (a)	95,600	5,212,112
SYKES Enterprises, Inc. (a)	290,848	4,740,822
		9,952,934
Communications Equipment — 2.6%
DG FastChannel, Inc. (a)	46,100	912,319
EMS Technologies, Inc. (a)	198,678	3,884,155
Neutral Tandem, Inc. (a)	154,500	4,480,500
		9,276,974
Construction & Engineering — 1.0%
Chicago Bridge & Iron Co. NV	265,500	3,427,605
Containers & Packaging — 0.7%
Rock-Tenn Co. Class A	64,357	2,470,022
Diversified Consumer Services — 1.5%
DeVry, Inc.	77,176	3,362,558
Weight Watchers International, Inc.	78,400	1,836,912
		5,199,470
Diversified Financial Services — 2.6%
Heckmann Corp. (a)	807,400	3,310,340
MSCI, Inc. (a)	281,700	5,991,759
		9,302,099
Electrical Equipment — 0.8%
Energy Conversion Devices, Inc. (a)(b)	167,200	2,877,512
Electronic Equipment, Instruments
& Components — 1.5%
Cogent, Inc. (a)	518,600	5,211,930
See Notes to Financial Statements.

Common Stocks	Shares	Value
Energy Equipment & Services — 2.8%
IHS, Inc. Class A (a)	97,707	$ 4,689,936
Superior Energy Services, Inc. (a)	226,389	5,220,530
		9,910,466
Food Products — 0.8%
American Italian Pasta Co. Class A (a)	44,000	1,216,600
Smart Balance, Inc. (a)	203,100	1,502,940
		2,719,540
Health Care Equipment & Supplies — 6.9%
Hologic, Inc. (a)	256,607	3,251,211
Merit Medical Systems, Inc. (a)	286,902	3,927,688
NuVasive, Inc. (a)	51,100	1,845,732
SonoSite, Inc. (a)	205,300	3,800,103
Symmetry Medical, Inc. (a)	211,238	1,624,420
Thoratec Corp. (a)	58,700	1,472,196
Wright Medical Group, Inc. (a)	288,000	4,492,800
Zoll Medical Corp. (a)	241,600	4,056,464
		24,470,614
Health Care Providers & Services — 5.9%
Amedisys, Inc. (a)(b)	115,100	3,501,342
Lincare Holdings, Inc. (a)	194,900	4,244,922
Magellan Health Services, Inc. (a)	155,097	4,631,197
Mednax, Inc. (a)	163,300	6,613,650
VCA Antech, Inc. (a)	88,200	2,140,614
		21,131,725
Health Care Technology — 2.3%
MedAssets, Inc. (a)	321,000	5,075,010
Omnicell, Inc. (a)	353,800	3,251,422
		8,326,432
Hotels, Restaurants & Leisure — 5.0%
Bally Technologies, Inc. (a)	130,200	3,645,600
The Cheesecake Factory, Inc. (a)	55,200	944,472
P.F. Chang’s China Bistro, Inc. (a)(b)	97,000	3,098,180
Red Robin Gourmet Burgers, Inc. (a)	137,700	2,382,210
Scientific Games Corp. Class A (a)	440,100	7,846,983
		17,917,445
Household Durables — 1.0%
iRobot Corp. (a)(b)	286,816	3,585,200
IT Services — 6.8%
ExlService Holdings, Inc. (a)	683,707	6,768,699
Forrester Research, Inc. (a)	260,627	6,038,728
Global Cash Access, Inc. (a)	359,200	2,507,216
SRA International, Inc. Class A (a)	320,691	5,689,058
Wright Express Corp. (a)	128,867	3,204,922
		24,208,623
Insurance — 0.7%
Aspen Insurance Holdings Ltd.	116,200	2,683,058
Internet & Catalog Retail — 0.7%
Shutterfly, Inc. (a)	165,300	2,360,484
Internet Software & Services — 7.6%
ComScore, Inc. (a)	337,409	3,762,110
Omniture, Inc. (a)(b)	297,804	3,520,043
OpenTable, Inc. (a)	5,200	148,096
SkillSoft Plc (a)(c)	1,576,464	12,879,711
SonicWALL, Inc. (a)	1,307,900	6,683,369
		26,993,329

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2009

Schedule of Investments (continued) BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery — 3.0%
Bucyrus International, Inc.	110,364	$ 3,165,240
IDEX Corp.	128,500	3,000,475
Kaydon Corp.	129,100	4,441,040
		10,606,755
Media — 5.7%
CKX, Inc. (a)	1,307,434	9,112,815
Dolan Media Co. (a)	294,679	4,075,411
DreamWorks Animation SKG, Inc. Class A (a)	170,200	4,741,772
Outdoor Channel Holdings, Inc. (a)	78,729	551,103
RHI Entertainment, Inc. (a)	641,591	2,001,764
		20,482,865
Oil, Gas & Consumable Fuels — 4.6%
Comstock Resources, Inc. (a)	102,593	4,086,279
EXCO Resources, Inc. (a)	236,600	3,641,274
Massey Energy Co.	160,772	3,680,071
Plains Exploration & Production Co. (a)	179,800	5,084,744
		16,492,368
Personal Products — 0.8%
Chattem, Inc. (a)(b)	49,900	2,980,527
Pharmaceuticals — 1.7%
Medicis Pharmaceutical Corp. Class A	261,700	4,113,924
Santarus, Inc. (a)	929,800	1,878,196
		5,992,120
Professional Services — 1.4%
Diamond Management & Technology Consultants, Inc.	894,741	3,355,279
TrueBlue, Inc. (a)	186,800	1,593,404
		4,948,683
Real Estate Investment Trusts (REITs) — 0.7%
Chimera Investment Corp.	765,000	2,669,850
Semiconductors & Semiconductor Equipment — 5.7%
FEI Co. (a)	201,400	4,382,464
Microsemi Corp. (a)	251,900	3,390,574
Monolithic Power Systems, Inc. (a)	178,500	3,696,735
ON Semiconductor Corp. (a)	663,100	4,542,235
Silicon Laboratories, Inc. (a)	97,900	3,291,398
Standard Microsystems Corp. (a)	67,947	1,252,943
		20,556,349
Software — 7.0%
Blackboard, Inc. (a)	150,563	4,339,226
DemandTec, Inc. (a)	574,707	5,316,040
i2 Technologies, Inc. (a)	602,100	7,393,788
SolarWinds, Inc. (a)	30,700	460,500
TiVo, Inc. (a)	1,067,000	7,469,000
		24,978,554
Specialty Retail — 0.5%
Dick’s Sporting Goods, Inc. (a)	97,500	1,735,500
Textiles, Apparel & Luxury Goods — 0.9%
lululemon athletica, inc. (a)(b)	250,300	3,161,289
Total Long-Term Investments
(Cost — $383,905,278) — 98.7%		352,203,423

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, 0.535% (d)(e)	3,968,980	$ 3,968,980
	Beneficial
	Interest
	(000)
BlackRock Liquidity Series, LLC
Money Market Series, 0.66% (d)(e)(f)	$ 21,594	21,593,500
Total Short-Term Securities
(Cost — $25,562,480) — 7.2%		25,562,480
Total Investments (Cost — $409,467,758*) — 105.9%		377,765,903
Liabilities in Excess of Other Assets — (5.9)%		(21,151,621)
Net Assets — 100.0%		$356,614,282

* The cost and unrealized appreciation (depreciation) of investments as of May 31,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$414,363,932
Gross unrealized appreciation	$ 29,987,587
Gross unrealized depreciation	(66,585,616)
Net unrealized depreciation	$ (36,598,029)

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) Depositary receipts.
(d) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
BlackRock Liquidity Funds, TempFund	3,968,980	$ 1,367
BlackRock Liquidity Series, LLC
Money Market Series	$ 21,593,500	$1,205,161
FFI Premier Institutional Fund	$(131,772,300)	—

(e) Represents the current yield as of report date.
(f) Security purchased with cash proceeds from securities loans.
•For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

20 BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009

Schedule of Investments (concluded) BlackRock Master Small Cap Growth Portfolio

•Effective June 1, 2008, the Portfolio adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value Measure-
ments” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Portfolio’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For inform-
ation about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.
The following table summarizes the inputs used as of May 31, 2009 in determin-
ing the fair valuation of the Portfolio’s investments:

Valuation	Investments in
Inputs	Securities
Assets
Level 1	$356,172,403
Level 2	21,593,500
Level 3	—
Total	$377,765,903

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009 21

Statement of Assets and Liabilities	BlackRock Master Small Cap Growth Portfolio
May 31, 2009
Assets
Investments at value — unaffiliated (including securities loaned of $21,495,100) (cost — $383,905,278)	$ 352,203,423
Investments at value — affiliated (cost — $25,562,480)	25,562,480
Cash	18
Investments sold receivable	2,300,164
Dividends receivable	67,717
Securities lending income receivable — affiliated	47,064
Prepaid expenses	38,757
Other assets	365
Total assets	380,219,988
Liabilities
Collateral at value — securities loaned	21,593,500
Investments purchased payable	1,467,207
Withdrawals payable to investor	288,962
Investment advisory fees payable	191,448
Other affiliates payable	2,580
Officer’s and Directors’ fees payable	13
Other accrued expenses payable	61,996
Total liabilities	23,605,706
Net Assets	$ 356,614,282
Net Assets Consist of
Investor’s capital	$ 388,316,137
Net unrealized appreciation/depreciation	(31,701,855)
Net Assets	$ 356,614,282

See Notes to Financial Statements.

22 BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009

Statement of Operations	BlackRock Master Small Cap Growth Portfolio
Year Ended May 31, 2009
Investment Income
Dividends	$ 1,235,903
Foreign tax withheld	(549)
Interest	69,022
Securities lending — affiliated	1,205,161
Income — affiliated	1,599
Total income	2,511,136
Expenses
Investment advisory	2,712,684
Accounting services	168,498
Professional	58,007
Custodian	53,478
Officer and Directors	21,258
Printing	4,422
Miscellaneous	11,579
Total expenses	3,029,926
Less fees waived by advisor	(158)
Total expenses after fees waived	3,029,768
Net investment loss	(518,632)
Realized and Unrealized Loss
Net realized loss on investments	(97,136,788)
Net change in unrealized appreciation/depreciation on investments	(92,607,388)
Total realized and unrealized loss	(189,744,176)
Net Decrease in Net Assets Resulting from Operations	$ (190,262,808)

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009 23

Statements of Changes in Net Assets		BlackRock Master Small Cap Growth Portfolio
				Year Ended May 31,
Increase (Decrease) in Net Assets:				2009	2008
Operations
Net investment loss			$ (518,632)		$ (553,271)
Net realized gain (loss)				(97,136,788)	30,599,653
Net change in unrealized appreciation/depreciation				(92,607,388)	(12,304,369)
Net increase (decrease) in net assets resulting from operations				(190,262,808)	17,742,013
Capital Transactions
Proceeds from contributions				134,438,075	165,567,157
Fair value of withdrawals				(141,230,552)	(168,731,616)
Net decrease in net assets derived from capital transactions				(6,792,477)	(3,164,459)
Net Assets
Total increase (decrease) in net assets				(197,055,285)	14,577,554
Beginning of year				553,669,567	539,092,013
End of year			$ 356,614,282		$ 553,669,567
Financial Highlights		BlackRock Master Small Cap Growth Portfolio
		Year Ended May 31,
	2009	2008	2007	2006	2005
Total Investment Return
Total investment return	(34.16)%	3.35%	13.00%	26.39%	11.76%
Ratios to Average Net Assets
Total expenses	0.78%	0.77%	0.78%	0.77%	0.79%
Total expenses after fees waived	0.78%	0.77%	0.78%	0.77%	0.79%
Net investment loss	(0.13)%	(0.10)%	(0.42)%	(0.49)%	(0.48)%
Supplemental Data
Net assets, end of year (000)	$ 356,614	$ 553,670 $	539,092	$ 481,934	$ 349,223
Portfolio turnover	75%	70%	115%	101%	129%

See Notes to Financial Statements.

24 BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009

Notes to Financial Statements BlackRock Master Small Cap Growth Portfolio

1. Organization and Significant Accounting Policies:

BlackRock Master Small Cap Growth Portfolio (the “Portfolio”) of
BlackRock Master LLC (the “Master LLC”), is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management company and is organized as a
Delaware limited liability company. The Limited Liability Company
Agreement permits the Board of Directors (the “Board”) to issue non-
transferable interests in the Master LLC, subject to certain limitations.
The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of
America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than
60 days may be valued at amortized cost, which approximates fair value.
Investments in open-end investment companies are valued at their net asset value each business day. The Portfolio values its investment in the
BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the invest-
ment advisor and/or sub-advisor seeks to determine the price that the
Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-
advisor deems relevant. The pricing of all Fair Value Assets is subse-
quently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are deter-
mined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.
Interest income is recognized on the accrual basis.

Securities Lending: The Portfolio may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any addi-
tional required collateral is delivered to the Portfolio on the next business day. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. The Portfolio may invest the cash collateral and retain the amount earned on such invest-
ment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settle-
ment of securities transactions. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral.
The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities.

Income Taxes: The Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Portfolio is treated as the owner of the net assets, income, expenses and realized and unreal-
ized gains and losses of the Portfolio. Therefore, no federal tax provision is required. It is intended that the Portfolio’s assets will be managed so the owner of the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Other: Expenses directly related to the Portfolio are charged to the
Portfolio. Other operating expenses shared by several funds are pro-
rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1,
2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Portfolio under the 1940 Act. Subsequent to the acquisi-
tion, PNC remains an affiliate, but due to the restructuring of Merrill
Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2009

Notes to Financial Statements (concluded) BlackRock Master Small Cap Growth Portfolio

The Master LLC, on behalf of the Portfolio, has entered into an Investment
Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Advisor is responsible for the management of the Portfolio’s invest-
ments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Advisor a monthly fee at an annual rate of 0.70% of the Portfolio’s average daily net assets.

The Advisor has entered into a separate sub-advisory agreement with
BlackRock Capital Management, Inc., an affiliate of the Advisor, with respect to the Portfolio, under which the Advisor pays the sub-advisor, for services it provides, a monthly fee that is a percentage of the invest-
ment advisory fee paid by the Portfolio to the Advisor.

The Advisor has agreed to waive its advisory fee by the amount of invest-
ment advisory fees the Portfolio pays to the Advisor indirectly through its investment in affiliated money market funds. The amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended May 31, 2009, the Portfolio reimbursed the Advisor
$7,045 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC has received an exemptive order from the Securities and
Exchange Commission permitting it to lend portfolio securities to Merrill
Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the
Portfolio has retained BlackRock Investment Management, LLC (“BIM”)
as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates.
The share of income earned by the Portfolio on such investments is shown as securities lending — affiliated in the Statement of Operations.
For the year ended May 31, 2009, BIM received $294,563 in securities lending agent fees.

The Portfolio may earn income on positive cash balances in demand deposit accounts. For the year ended May 31, 2009, the Portfolio earned $232, which is included in income — affiliated in the Statement of Operations.

For the year ended May 31, 2009, Piper Jaffray was considered to be an affiliate of the Advisor for a portion of the year and during that time received $8,748 in commissions on the execution of portfolio security transactions for the Portfolio.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates. The Portfolio reimburses the Advisor for compensation paid to the Master LLC’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended May 31, 2009 were $293,864,522 and $290,555,683, respectively.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful pur-
poses other than for leverage. The Portfolio may borrow up to the maxi-
mum amount allowable under the Portfolio’s current Prospectus and
Statement of Additional Information, subject to various other legal, regu-
latory or contractual limits. The Portfolio paid its pro rata share of a
0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Portfolio pays a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscella-
neous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the
(a) federal funds effective rate and (b) reserve adjusted one month
LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the
CDX Index (as defined in the credit agreement) in effect from time to time. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2009.

5. Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC;
conditions affecting the general economy; overall market changes;
local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to credit risk, the Master LLC may be exposed to counterparty risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may default. Financial assets, which potentially expose the Master LLC to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Master LLC’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Master LLC’s Statement of
Assets and Liabilities.

26 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2009

Report of Independent Registered Public Accounting Firm BlackRock Master Small Cap Growth Portfolio

To the Investor and Board of Directors of
BlackRock Master LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Master Small Cap
Growth Portfolio, one of the portfolios constituting BlackRock Master LLC
(the “Master LLC”), as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the finan-
cial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion.
An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by manage-
ment, as well as evaluating the overall financial statement presentation.
Our procedures included confirmation of securities owned as of May 31,
2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Master Small Cap Growth Portfolio of BlackRock Master
LLC as of May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 24, 2009

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of BlackRock Master LLC (the “Master LLC”) met
on April 16, 2009 and May 21-22, 2009 to consider the approval of the
Master LLC’s investment advisory agreement (the “Advisory Agreement”)
with BlackRock Advisors, LLC (the “Advisor”), the Master LLC’s investment advisor, on behalf of BlackRock Master Small Cap Growth Portfolio (the
“Master Portfolio”), a series of the Master LLC. The Board of Directors of the Master LLC also considered the approval of the sub-advisory agree-
ment (the “Sub-Advisory Agreement”) between the Advisor and
BlackRock Capital Management, Inc. (the “Sub-Advisor”). BlackRock
Small Cap Growth Fund II (the “Fund”), a series of BlackRock Series, Inc.
(the “Corporation”), currently invests all of its investable assets in the
Master Portfolio. Accordingly, the Board of Directors of the Corporation
also considered the approval of the Advisory Agreement and the Sub-
Advisory Agreement. The Fund does not require investment advisory serv-
ices, since all investments are made at the Master Portfolio level.

The Advisor and the Sub-Advisor are referred to herein as “BlackRock.”
The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For ease and clarity of presentation, the
Board of Directors of the Master LLC and the Board of Directors of the
Corporation, each of which are comprised of the same thirteen individu-
als, are herein referred to individually as a “Board” and collectively as the “Boards” and the members of the Boards are referred to as the
“Board Members.”

Activities and Composition of the Boards

Each Board consists of thirteen individuals, eleven of whom are not
“interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940
Act”) (the “Independent Board Members”). The Board Members are
responsible for the oversight of the operations of the Master LLC or the
Corporation, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent
Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Boards are each
Independent Board Members. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating
Committee, a Compliance Committee, a Performance Oversight and
Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance
Oversight and Contract Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent
Board Members.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the con-
tinuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Fund and/or the Master
Portfolio by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assis-
tance in meeting legal and regulatory requirements.

Throughout the year, the Boards, acting directly and through their com-
mittees, consider at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and/or the
Master Portfolio and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-
year periods, as applicable, against peer funds, and applicable bench-
marks, if any, as well as senior management and portfolio managers’
analysis of the reasons for any underperformance against its peers;
(b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund and/or the
Master Portfolio for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund and/or Master
Portfolio operating expenses; (d) the resources devoted to and compli-
ance reports relating to the Fund’s and the Master Portfolio’s investment objective, policies and restrictions, (e) each of the Corporation’s and the Master LLC’s compliance with its respective Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls;
(h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution qual-
ity; (j) BlackRock’s implementation of the Corporation’s and the Master
LLC’s respective valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 16, 2009 meeting, the Boards requested and received materials specifically relating to the Agreements.
The Boards are engaged in an ongoing process with BlackRock to con-
tinuously review the nature and scope of the information provided to better assist their deliberations. These materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant share-
holders; (c) a general analysis provided by BlackRock concerning invest-
ment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale;

28 BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

(e) a summary of aggregate amounts paid by the Fund and/or the
Master Portfolio to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on April 16, 2009, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 16, 2009 meeting, the
Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 21–22, 2009 Board meeting.

At an in-person meeting held on May 21–22, 2009, the Board Members of the Master LLC present at the meeting, including the Independent
Board Members, unanimously approved the continuation of the Advisory
Agreement between the Advisor and the Master LLC with respect to the
Master Portfolio and the Sub-Advisory Agreement between the Advisor and the Sub-Advisor with respect to the Master Portfolio, each for a one-
year term ending June 30, 2010. The Board Members of the Corporation present at the meeting, including the Independent Board Members pres-
ent at the meeting, also considered the continuation of the Agreements and found the Agreements to be satisfactory. The Boards considered all factors they believed relevant with respect to the Fund and/or the
Master Portfolio, as applicable, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock;
(b) the investment performance of the Fund and the Master Portfolio and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund and the Master Portfolio;
(d) economies of scale; and (e) other factors.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and the Master Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The
Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Boards, including the
Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory serv-
ices and the resulting performance of the Fund and the Master Portfolio.
Throughout the year, the Boards compared Fund performance to the performance of a comparable group of mutual funds, and the perform-
ance of at least one relevant benchmark, if any. The Boards met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials provided by the Master Portfolio’s portfolio man-
agement team discussing Master Portfolio performance and the Master
Portfolio’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the
Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capa-
bilities, BlackRock’s use of technology, BlackRock’s commitment to com-
pliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The
Boards also reviewed a general description of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the
Fund and the Master Portfolio. BlackRock and its affiliates provide the Fund and the Master Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund and the Master Portfolio by third parties) and offi-
cers and other personnel as are necessary for the operations of the
Fund and the Master Portfolio. In addition to investment advisory serv-
ices, BlackRock and its affiliates provide the Fund and the Master
Portfolio with other services, including (i) preparing disclosure docu-
ments, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support;
and (vi) performing other administrative functions necessary for the operation of the Fund and the Master Portfolio, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The
Boards reviewed the structure and duties of BlackRock’s fund adminis-
tration, accounting, legal and compliance departments and considered
BlackRock’s policies and procedures for assuring compliance with appli-
cable laws and regulations.

B. The Investment Performance of the Fund, the Master Portfolio and
BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of the Fund and the
Master Portfolio. In preparation for the April 16, 2009 meeting, the
Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance.
The Boards also reviewed a narrative and statistical analysis of the

BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009 29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, the
Boards received and reviewed information regarding the investment per-
formance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable
Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards regularly review the performance of the Fund and the Master Portfolio throughout the year. The Boards attach more importance to performance over rela-
tively long periods of time, typically three to five years.

The Boards noted that, in general, the Fund performed better than its Peers in that the Fund’s performance was at or above the median of its performance universe in each of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Fund and the Master Portfolio: The Boards, includ-
ing the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rates compared with the other funds in the
Fund’s Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds.
The Boards considered the services provided and the fees charged by
BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it pro-
vided the Fund and the Master Portfolio. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund and/or the Master Portfolio. The Boards reviewed BlackRock’s profitabil-
ity with respect to the Master Portfolio and each fund the Boards cur-
rently oversee for the year ended December 31, 2008 compared to aggregate profitability data provided for the year ended December 31,
2007. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Advisor and/or its affiliates. The
Boards reviewed BlackRock’s assumptions and methodology of allocat-
ing expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recog-
nized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the
Advisor, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Boards noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Boards considered BlackRock’s operating margin in general compared to the operating margin for lead-
ing investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated
that operating margins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which con-
cluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Fund and the Master Portfolio by BlackRock, and BlackRock’s and its
affiliates’ profits relating to the management and distribution of the Fund and the Master Portfolio and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Fund and the Master Portfolio. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the
Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Boards noted that the contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Fund’s Peers.

D. Economies of Scale: The Boards, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Fund and the Master Portfolio increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund and the Master Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Master Portfolio. The Boards considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Boards also took into account other ancillary or
“fall-out” benefits that BlackRock or its affiliates and significant share-
holders may derive from its relationship with the Fund and the Master
Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund and the Master Portfolio, including for administrative, transfer

30 BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

agency and distribution services. The Boards also noted that BlackRock may use third party research obtained by soft dollars generated by cer-
tain mutual fund transactions to assist itself in managing all or a num-
ber of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board Members of the Master LLC present at the meeting unani-
mously approved the continuation of the Advisory Agreement between the Advisor and the Master LLC with respect to the Master Portfolio for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Advisor and Sub-Advisor with respect to the Master Portfolio for a one-year term ending June 30, 2010. Based upon their evaluation of all these factors in their totality, the Board Members of the Master LLC present at the meeting, including the Independent Board Members present at the meeting, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board Members of the Corporation present at the
Meetings, including the Independent Board Members present at the
Meetings, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In arriving at a decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent
Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the result of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and
BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’
conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009 31

Officers and Directors
Number of
	Position(s)	Length of		BlackRock-
	Held with	Time		Advised Funds
Name, Address	Fund/	Served as		and Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships
Non-Interested Directors[1]
Ronald W. Forbes	Co-Chair of	Since	Professor Emeritus of Finance, School of Business, State University	34 Funds	None
40 East 52nd Street	the Board	2007	of New York at Albany since 2000.	81 Portfolios
New York, NY 10022	of Directors
1940	and Director
Rodney D. Johnson	Co-Chair of	Since	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox	34 Funds	None
40 East 52nd Street	the Board	2007	Chase Cancer Center since 2002; Member of the Archdiocesan	81 Portfolios
New York, NY 10022	of Directors		Investment Committee of the Archdiocese of Philadelphia since 2003;
1941	and Director		Director, The Committee of Seventy (civic) since 2006.
David O. Beim	Director	Since	Professor of Finance and Economics at the Columbia University	34 Funds	None
40 East 52nd Street		1999	Graduate School of Business since 1991; Trustee, Phillips Exeter	81 Portfolios
New York, NY 10022			Academy since 2002; Formerly Chairman, Wave Hill Inc. (public
1940			garden and cultural center) from 1990 to 2006.
Dr. Matina Horner	Director	Since	Formerly Executive Vice President of Teachers Insurance and Annuity	34 Funds	NSTAR (electric
40 East 52nd Street		2007	Association and College Retirement Equities Fund from 1989 to 2003.	81 Portfolios	and gas utility)
New York, NY 10022
1939
Herbert I. London	Director and	Since	Professor Emeritus, New York University since 2005; John M. Olin	34 Funds	AIMS Worldwide,
40 East 52nd Street	Member of	2007	Professor of Humanities, New York University from 1993 to 2005	81 Portfolios	Inc. (marketing)
New York, NY 10022	the Audit		and Professor thereof from 1980 to 2005; President, Hudson Institute
1939	Committee		(policy research organization) since 1997 and Trustee thereof since
1980; Chairman of the Board of Trustees for Grantham University since
2006; Director, InnoCentive, Inc. (strategic solutions company) since
2005; Director, Cerego, LLC (software development and design)
since 2005.
Cynthia A. Montgomery	Director	Since	Professor, Harvard Business School since 1989; Director, Harvard	34 Funds	Newell Rubbermaid,
40 East 52nd Street		2007	Business School Publishing since 2005; Director, McLean Hospital	81 Portfolios	Inc. (manufacturing)
New York, NY 10022			since 2005.
1952
Joseph P. Platt, Jr.	Director	Since	Director, The West Penn Allegheny Health System (a not-for-profit	34 Funds	Greenlight Capital
40 East 52nd Street		2007	health system) since 2008; Director, Jones and Brown (Canadian	81 Portfolios	Re, Ltd (reinsurance
New York, NY 10022			insurance broker) since 1998; General Partner, Thorn Partners, LP		company)
1947			(private investment) since 1998; Formerly Partner, Amarna Corporation,
LLC (private investment company) from 2002 to 2008.
Robert C. Robb, Jr.	Director	Since	Partner, Lewis, Eckert, Robb and Company (management and	34 Funds	None
40 East 52nd Street		2007	financial consulting firm) since 1981.	81 Portfolios
New York, NY 10022
1945
Toby Rosenblatt	Director	Since	President, Founders Investments Ltd. (private investments) since	34 Funds	A.P. Pharma, Inc.
40 East 52nd Street		2007	1999; Director, Forward Management, LLC since 2007; Director,	81 Portfolios	(specialty
New York, NY 10022			The James Irvine Foundation (philanthropic foundation) since 1997;		pharmaceuticals)
1938			Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005; Formerly, Trustee, Metropolitan Series Funds, Inc. from
2001 to 2005.

32 BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009

Officers and Directors (continued)
Number of
	Position(s)	Length of		BlackRock-
	Held with	Time		Advised Funds
Name, Address	Fund/	Served as		and Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships
Non-Interested Directors[1] (concluded)
Kenneth L. Urish	Chairman of	Since	Managing Partner, Urish Popeck & Co., LLC (certified public	34 Funds	None
40 East 52nd Street	the Audit	2007	accountants and consultants) since 1976; Member of External	81 Portfolios
New York, NY 10022	Committee		Advisory Board, The Pennsylvania State University Accounting
1951	and Director		Department since 2001; Trustee, The Holy Family Foundation since
2001; Committee Member, Professional Ethics Committee of the
Pennsylvania Institute of Certified Public Accountants since 2007;
Formerly President and Trustee, Pittsburgh Catholic Publishing
Associates from 2003 to 2008; Formerly Director, Inter-Tel from
2006 to 2007.
Frederick W. Winter	Director and	Since	Professor and Dean Emeritus of the Joseph M. Katz School of	34 Funds	None
40 East 52nd Street	Member of	2007	Business, University of Pittsburgh since 2005 and Dean thereof	81 Portfolios
New York, NY 10022	the Audit		from 1997 to 2005. Director, Alkon Corporation (pneumatics) since
1945	Committee		1992; Director, Tippman Sports (recreation) since 2005; Formerly
Director, Indotronix International (IT services) from 2004 to 2008.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the
various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s/Master LLC’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner,
2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999;
Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	175 Funds	None
40 East 52nd Street		2007	Executive Officer, State Street Research & Management Company	285 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005; Formerly
Chairman, SSR Realty from 2000 to 2004.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing	175 Funds	None
40 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief	285 Portfolios
New York, NY 10022			Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007;
1947			Formerly President of BlackRock Funds and BlackRock Bond Allocation
Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of the Fund/Master LLC based on his position with
BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock,
Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC Securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009 33

Officers and Directors (concluded)
Position(s)
Held with
Name, Address	Fund/	Length of
and Year of Birth	Master LLC	Time Served	Principal Occupation(s) During Past Five Years
Fund/Master LLC Officers[1]
Donald C. Burke	President	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	and Chief	2007	Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from
New York, NY 10022	Executive		1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Officer
Anne F. Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since
40 East 52nd Street	President	2007	2006; Formerly Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
New York, NY 10022
1962
Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of
40 East 52nd Street	Financial	2007	Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992
New York, NY 10022	Officer		to 2006.
1966
Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the
40 East 52nd Street		2007	MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970
Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel
40 East 52nd Street	Compliance	2007	of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001
New York, NY 10022	Officer		to 2004.
1959
Howard B. Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly
40 East 52nd Street		2007	General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10022
1965
[1] Officers of the Fund/Master LLC serve at the pleasure of the Board of Directors.
Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Custodian	Transfer Agent		Accounting Agent	Independent Registered Public	Legal Counsel
Brown Brothers	PNC Global Investment		State Street Bank and	Accounting Firm	Sidley Austin LLP
Harriman & Co.	Servicing (U.S.) Inc.		Trust Company	Deloitte & Touche LLP	New York, NY 10019
Boston, MA 02109	Wilmington, DE 19809		Princeton, NJ 08540	Princeton, NJ 08540
Fund Address
BlackRock Small Cap Growth Fund II
Of BlackRock Series, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund and Master LLC will retire. The
Fund’s and Master LLC’s Board of Directors wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley will become President and Chief Executive Officer of the Fund and Master LLC.

34 BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the information.
BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009 35

Additional Information (continued)

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free
(800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

36 BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Record

Information about how the Fund/Master LLC votes proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on
Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the
SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q
may also be obtained upon request and without charge by calling
(800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get infor-
mation about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009 37

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock International Fund	Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund
Fixed Income Funds
BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Government	BlackRock Total Return Fund
BlackRock GNMA Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Portfolio†	BlackRock Managed Income Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund
Target Risk & Target Date Funds
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050
* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.
BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

38 BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2009

This report is not authorized for use as an offer of sale or a solicita-
tion of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representa-
tion of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#SCGII-5/09

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Small	$6,800	$6,800	$0	$0	$6,100	$6,100	$1,028	$1,049
Cap Growth Fund II
BlackRock Master
Small Cap Growth	$30,500	$30,300	$0	$0	$0	$0	$0	$0
Portfolio

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable
(g) Affiliates’ Aggregate Non-Audit Fees:
	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Small Cap Growth	$414,628	$412,149
Fund II
BlackRock Master Small Cap
Growth Portfolio	$407,500	$405,000

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master
Small Cap Growth Portfolio of BlackRock Master LLC

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock
Master Small Cap Growth Portfolio of BlackRock Master LLC

Date: July 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock
Master Small Cap Growth Portfolio of BlackRock Master LLC

Date: July 15, 2009

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock
Master Small Cap Growth Portfolio of BlackRock Master LLC

Date: July 15, 2009